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                                                                    Exhibit 32.1

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED, PURSUANT
                              TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

      The undersigned executive officers of the registrant hereby certify that this Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                                                  Parkvale Financial Corporation

Dated:  September 9, 2004

                                         By:    /s/ Robert J. McCarthy, Jr.
                                               --------------------------------
                                               Robert J. McCarthy, Jr.
                                               Director, President and
                                               Chief Executive Officer

                                                                    Exhibit 32.2

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED, PURSUANT
                             TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

      The undersigned executive officers of the registrant hereby certify that this Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                                                  Parkvale Financial Corporation

Dated: September 9, 2004

                                         By:    /s/ Timothy G. Rubritz
                                               --------------------------------
                                               Timothy G. Rubritz
                                               Vice President-Treasurer and
                                               Chief Financial Officer

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